                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        North Central Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                 [LETTERHEAD OF NORTH CENTRAL BANCSHARES, INC.]



                                                                  March 22, 1999



Dear Shareholders:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company"), which will be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa. Enclosed are a Notice of Annual Meeting, Proxy Statement, Proxy Card and 1998 Annual Report to Shareholders.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about the Company's business.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to sign, date and return your Proxy Card as soon as possible in the enclosed postage-paid envelope. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

     On behalf of the Board of Directors and all of the employees of the Company and the First Federal Savings Bank of Iowa, I wish to thank you for your continued support.



                                    Sincerely,

                                    /s/ David M. Bradley

                                    David M. Bradley
                                    Chairman of the Board, President and
                                     Chief Executive Officer

                         North Central Bancshares, Inc.
                               825 Central Avenue
                             Fort Dodge, Iowa 50501
                                 (515) 576-7531
                           ________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on April 23, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company") will be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa, for the following purposes:

     1. To elect two directors to hold office until the annual meeting of shareholders to be held in 2002 and until their respective successors have been duly elected and qualified;

     2. To ratify the appointment by the Board of Directors of the firm of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date hereof, management is not aware of any other such business.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 11, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at 825 Central Avenue, Fort Dodge, Iowa 50501, beginning on March 24, 1999 and will also be available at the Annual Meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 By Order of the Board of Directors,

                                 /s/ Jean L. Lake

                                 Jean L. Lake
                                 Secretary
Fort Dodge, Iowa
March 22, 1999

                         North Central Bancshares, Inc.
                               825 Central Avenue
                             Fort Dodge, Iowa 50501
                                (515) 576-7531

                            ________________________

                            PROXY STATEMENT FOR THE
                      1999 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 1999

                   _________________________________________

                              GENERAL INFORMATION
                   _________________________________________

General

     This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders of North Central Bancshares, Inc. ("North Central Bancshares" or the "Company") on or about March 22, 1999 in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa.

     As more fully described in this Proxy Statement, the purposes of the Annual Meeting are (1) to elect two directors, each to serve for a three-year term expiring in 2002 ("Proposal 1"); (2) to ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1999 ("Proposal 2"); and (3) authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting, as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting ("Proposal 3").

Record Date and Voting

     The Board of Directors of the Company has fixed the close of business on March 11, 1999 as the record date (the "Record Date") for the determination of the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on that date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 2,957,242 shares of Common Stock outstanding.

     Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

     As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Articles of Incorporation authorize the Board of Directors to interpret and apply the provisions of the Articles of Incorporation and Bylaws governing Excess Shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner, (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (iii) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Common Stock.

     If the enclosed Proxy Card is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted FOR each of the nominees for election as Directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting.

     Management is not aware of any matters other than those set forth in the Notice of Annual Meeting that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

Vote Required

     Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Shares as to which the "ABSTAIN" box has been selected on the Proxy Card with respect to any of Proposals 2 or 3 will be counted as present and entitled to vote and will have the effect of a vote against such proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the votes for Proposals 2 and 3.

Revocability of Proxies

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) filing a written notice of revocation with the Secretary of the Company, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

     The Company will bear the cost of soliciting proxies from its shareholders. Proxies may be solicited personally or by telephone or telegraph by directors, officers and employees of the Company or its subsidiaries, without additional compensation. The Company also will provide persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, proxy material for transmittal to such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

     The following table sets forth, as of January 31, 1999, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of January 31, 1999. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after January 31, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of such shares.


               Name and Address of                            Amount and Nature of
                 Beneficial Owner                             Beneficial Ownership                           Percent
               -------------------                            --------------------                           -------
Franklin Resources, Inc.                                           178,800(1)                                 6.03%
  777 Mariners Island Boulevard
  San Mateo, CA 94404

Wellington Management Company, LLP                                 173,000(2)                                 5.84%
  75 State Street
  Boston, MA  02109

Brandes Investment Partners, L.P.                                  241,347(3)                                 8.14%
  12750 High Bluff Drive
  San Diego, CA  92130

John Hancock Advisers, Inc.                                        185,000(4)                                 6.24%
  101 Huntington Avenue
  Boston, MA  02199

Employee Stock Ownership Plan of                                   185,352(5)                                 6.35%
  First Federal Savings Bank of Fort Dodge
  825 Central Avenue
  Fort Dodge, IA  50501
_________________________

(1) Based on a Schedule 13G, dated January 27, 1999, and filed with the SEC on January 29, 1999 by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Mutual Advisors, Inc. ("FMAI"). The 178,800 shares (the "FMAI Shares") are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to advisory contracts, are advised by FMAI, a wholly owned investment advisory subsidiary of FRI. Such advisory contracts grant to FMAI all investment and voting power over the securities owned by such advisory clients. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI.

                                         (footnotes continued on following page)

(2) Based on a Schedule 13G, dated December 31, 1998, and filed with the SEC on February 10, 1999 by Wellington Management Company, LLP ("Wellington"). Wellington is an investment advisor which may be deemed to beneficially own the 173,000 shares of the Company's Common Stock which are held of record by clients of Wellington, which clients are entitled to receive, or have the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. Wellington has shared voting power over 155,800 shares and has shared investment power over 173,000 shares of the Company's Common Stock.

(3) Based on Schedule 13G, dated February 11, 1999, and filed with the SEC on February 11, 1999 by Brandes Investment Partners, L.P. ("Brandes"). Brandes is an investment adviser which may be deemed to beneficially own the 241,347 shares of the Company's Common Stock. Brandes has shared voting and investment power over the 255,972 shares of the Company's Common Stock.

(4) Based on a Schedule 13G, dated January 12, 1999, and filed with the SEC on January 15, 1999 on behalf of John Hancock Mutual Life Insurance Company ("JHMLICO"), JHMLICO's direct, wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI'S direct, wholly-owned subsidiary, The Berkeley Financial Group ("TBFG") and TBFG's direct, wholly-owned subsidiary, John Hancock Advisers, Inc. ("JHA"). JHA, an investment adviser, has sole voting and investment power over the 185,000 shares of the Company's Common Stock. Through their parent-subsidiary relationship to JHA, JHMLICO, JHSI and TBFG have indirect, beneficial ownership of these same shares. 19,500 shares are held by the Southeastern Thrift and Bank Fund, Inc., a closed-end diversified management company registered under
     Section 8 of the Investment Company Act ("Section 8"). 111,000 shares are held by John Hancock Regional Bank Fund, an open-end diversified management company registered under Section 8. 55,000 shares are held by John Hancock Bank and Thrift Opportunity Fund, a closed-end diversified management company registered under Section 8. 54,000 shares are held by the John Hancock Bank and Thrift Opportunity Fund, a closed-end diversified management company registered under Section 8.

(5) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years as its acquisition debt is retired. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Committee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rules. The ESOP Committee will vote, tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of December 31, 1998, 80,253 shares held by the ESOP Trust have been allocated. The ESOP Committee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power over the Common Stock held in the ESOP Trust.

Security Ownership of Management

     The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company or the Company's wholly owned subsidiary, First Federal Savings Bank of Iowa (the "Bank") as a group as of January 31, 1999.

                                                                                  Amount and           Percent of
                                                                                   Nature of             Common
                                                                                   Beneficial             Stock
Name                                                    Title (1)             Ownership(2)(3)(4)      Outstanding(5)
----                                                    ---------             -----------------       --------------
David M. Bradley                             Chairman of the Board,                 36,389 (6)            1.20%
                                             President and Chief Executive
                                             Officer
KaRene Egemo                                 Director                               26,472 (7)            0.87
Howard A. Hecht                              Director                               28,064 (8)            0.93
Melvin R. Schroeder                          Director                               15,504 (9)            0.51
John M. Peters                               Director                               19,840 (10)           0.65
Robert H. Singer, Jr.                        Director                                8,312 (11)           0.27
All directors and executive officers as a
group (10 persons)(12)                                                             350,842               11.57

-------------------------
(1)  Titles are for both the Company and the Bank.
(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.
(3) The figure shown for all directors and executive officers as a group includes all 185,352 shares held in the ESOP as to which the members of the Company's ESOP Committee (consisting of Directors Peters (Chairman), Egemo and Hecht) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually.
(4) The figures shown include shares held pursuant to First Federal Savings Bank of Iowa Employees' Savings and Profit Sharing Plan and Trust that have been allocated as of December 31, 1998 to all executive officers as a group, 1,438 shares. Such persons have sole voting power and sole investment power as to such shares.
(5) Percentages with respect to each person or group of persons have been calculated as though the number of outstanding shares of Common Stock was 2,964,449, the number of shares of Common Stock outstanding as of January 31, 1999, plus in the case of each individual and the group, the number of additional shares of Common Stock which would be issued upon the exercise of all options by such individuals or group, respectively, within 60 days after January 31, 1999.
(6) Includes 7,740 shares over which Mr. David M. Bradley has shared voting and investment power. The figure shown includes 9,563 shares held in trust pursuant to the ESOP that have been allocated as of January 31, 1999 to Mr. Bradley's individual account. Mr. Bradley has voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figure shown for Mr. Bradley does not include 105,099 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Mr. Bradley shares voting power with other ESOP participants. Includes 16,000 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1998.
(7) Includes 19,762 shares over which Ms. KaRene Egemo has shared voting and investment power. Includes 6,710 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1999.
(8) Includes 6,718 shares over which Mr. Howard A. Hecht has shared voting and investment power. Includes 8,000 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1999.
(9) Includes 7,504 shares over which Mr. Melvin R. Schroeder has shared voting and investment power. Includes 8,000 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1999.
(10) Includes 11,840 shares over which Mr. John M. Peters has sole voting and investment power. Includes 8,000 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1999. Does not include 500 shares owned by Mr. Peters' spouse with respect to which Mr. Peters disclaims beneficial ownership. Mr. Peters is not a beneficial owner of such securities for purposes of Section 16 of the Exchange Act or any other purpose.
(11) Includes 4,812 shares over which Mr. Robert H. Singer, Jr. has shared voting and investment power. Includes 3,500 shares which may be acquired upon the exercise of stock options within 60 days of January 31, 1999.
(12) Includes 50,528 shares over which the directors and executive officers share voting power, 50,529 shares over which the directors and executive officers share investment power and an aggregate of 69,010 shares which may be acquired upon the exercise of stock options within 60 days after January 31, 1999.

                   _________________________________________

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS
                   _________________________________________
General

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each class to contain, as near as may be possible, one-third of the entire number of the Board. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

     The Nominating Committee, composed of Directors Hecht, Schroeder and Singer, with Mr. Schroeder as Chairman, has nominated two candidates for election at the Annual Meeting as directors, each to serve for a three-year term ending in 2002. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. However, if any nominee should become unable to serve, the proxies received in response to this solicitation that were voted in favor of such nominee will be voted for the election of such other person as shall be designated by the Board of Directors of the Company, unless the Board of Directors shall determine to further reduce the number of directors pursuant to the Bylaws of the Company. In any event, proxies cannot be voted for a greater number of persons than the two nominees named.

Information with Respect to Nominees and Continuing Directors

     The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "General Information -- Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."

                                                     End of                                                    Director
              Name                     Age(1)         Term               Position Held with Company            Since(2)
---------------------------------  -------------  -------------    ---------------------------------------- --------------
Nominees for a Three-Year
Term Expiring in 2002
KaRene Egemo                            62            2002                        Director                         1993
Mark M. Thompson                        47            2002                        Director                        ------

Continuing Directors(3)
Howard A. Hecht                         71            2001                        Director                         1990
Melvin R. Schroeder                     61            2001                        Director                         1992
David M. Bradley                        46            2000          Chairman of the Board, President and           1989
                                                                           Chief Executive Officer
Robert H. Singer, Jr.                   50            2000                        Director                         1997

_____________________________

(1)  At March 20, 1999.

(2) Includes terms as directors of the Bank prior to the incorporation of the Company on December 5, 1995.

(3) Mr. Peters will retire from the Board of Directors on April 23, 1999. The Company and the Bank thank him for his wise counsel and direction during his tenure on the Board of Directors and wish him well in his retirement.

       The principal occupation and business experience of each nominee for election as director and of each continuing director are set forth below.

Nominees for Election as Directors

       KaRene Egemo has been the owner of Egemo Realty, Inc. in Fort Dodge, Iowa, since 1978.

       Mark M. Thompson has been the owner of Mark Thompson CPA, P.C. since 1984 and has been a certified public accountant since 1978.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
             APPROVAL OF BOTH NOMINEES FOR ELECTION AS DIRECTORS.

Continuing Directors

       David M. Bradley, CPA has been President of the Bank since 1990 and Chief Executive Officer of the Bank since 1992. He has been affiliated with the Bank since 1982. Mr. Bradley became Chairman of the Board of the Company and the Bank as of January 1, 1997.

       Howard A. Hecht is a retired insurance executive. He was employed for 39 years as Vice President with Principal Mutual Life Insurance Company, Des Moines, Iowa.

       Melvin R. Schroeder is Vice President of Instruction at Iowa Central Community College in Fort Dodge. He has been employed with the College since 1967.

       Robert H. Singer, Jr. has been the co-owner of Calvert, Singer & Kelley Insurance Services, Inc., an insurance agency, in Fort Dodge, Iowa, since 1988.

Board and Committee Meetings

       The Company's Board of Directors held 14 meetings during 1998. During 1998, all directors of the Company attended at least 75% of the total meetings held during the period of their service on the Board of Directors and committees thereof. The Board of Directors maintains committees, the nature and composition of which are described below.

     Examining and Audit Committee. The Examining and Audit Committee recommends the selection of the Company's independent accountants to the Board and meets with the accountants to discuss the scope and to review the results of the annual audit. It is comprised of Directors Schroeder (Chairman), Egemo and Hecht. The Examining and Audit Committee of the Company met 2 times during the year ended December 31, 1998.

     Personnel and Compensation Committee. The Personnel and Compensation Committee meets periodically to review the performance of and to make recommendations to the Board regarding the compensation of the Company's officers. The Personnel and Compensation Committee of the Company is comprised of Directors Peters (Chairman) Egemo and Hecht. The Personnel and Compensation Committee met 2 times during the year ended December 31, 1998.

     Nominating Committee. The Nominating Committee discusses director nominations prior to each Annual Meeting of the Company. It is comprised of Directors Schroeder (Chairman), Hecht and Singer. The Nominating Committee met 1 time during the year ended December 31, 1998.

     The Nominating Committee met on January 29, 1999 to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a shareholder. No nominations for directors were received from shareholders for the elections to be held at the Annual Meeting. To be timely, notice of a shareholder's nomination for an annual meeting must be delivered to or received by the Corporate Secretary of the Company not less than 60 days prior to the date of the meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, not less than 90 days prior to the date of the meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting, or, with respect to an annual meeting held at any other time, not more than 10 days following the date on which notice of such meeting is first given to shareholders.

Executive Officers

     The following individuals are executive officers of the Company and the Bank and hold the offices set forth below opposite their names.

     Name                          Position Held with the Company and the Bank
     ----                          -------------------------------------------
     C. Thomas Chalstrom           Executive Vice President
     Jean L. Lake                  Secretary
     John L. Pierschbacher         Treasurer

     Name                          Position Held with the Bank
     ----                          ---------------------------
     C. Thomas Chalstrom           Chief Operating Officer
     Kirk A. Yung                  Senior Vice President

     The executive officers of the Company and the Bank are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation, or removal by the Boards of Directors of each of the Company and the Bank.

     Biographical information of executive officers of the Company and the Bank is set forth below.

     C. Thomas Chalstrom, age 34, has been employed with the Bank since 1985, was named Executive Vice President in December 1994. Mr. Chalstrom was named Chief Operating Officer of the Bank in December of 1998.

     Jean L. Lake, age 56, has been employed with the Bank since 1972 and was named Secretary in 1987. Ms. Lake serves as Board Secretary and is in charge of marketing.

     John L. Pierschbacher, CPA, age 39, has been employed with the Bank since 1992. Mr. Pierschbacher was named Treasurer of the Bank in January 1994. He is the Bank and the Company's chief financial officer and is in charge of the accounting functions of the Bank and the Company. Mr. Pierschbacher was employed in public accounting for nine years at the public accounting firm of McGladrey & Pullen, LLP prior to joining the Bank.

     Kirk A. Yung, age 36, has been employed with the Bank since 1990, was named Senior Vice President in January 1995 and is in charge of consumer lending. Mr. Yung had five years of experience in various positions with financial institutions before joining the Bank.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

     Fee Arrangements. Currently, non-employee directors receive monthly fees of $450 and an additional director's fee of $300 for each monthly meeting attended.

     Stock Option Plan. Directors of the Company are eligible to receive grants of Options pursuant to the Company's Option Plan. See "- Stock Option Plan." Under the Stock Option Plan, individuals who were non-employee directors ("Eligible Directors") on September 21, 1996, (the "Effective Date") received an initial grant of an option to purchase 20,000 shares of Common Stock. All such options are exercisable in five equal installments beginning one year from the date of grant. Individuals who became an Eligible Director after the Effective Date, but before January 1, 1998, were granted on each of January 1, 1997 and 1998, an option to purchase 500 shares and on January 23, 1998, an additional option to purchase 3,000 shares of Common Stock. Such options were immediately exercisable upon grant. Such Eligible Directors and any individuals who become an Eligible Director after January 1, 1998, will be granted on each January 1 after 1998, an option, which will be immediately exercisable upon grant, to purchase 2,000 shares of Common Stock, provided the Plan is still in effect and the Eligible Director is still serving as such on the date of grant. All options granted to Eligible Directors under the Stock Option Plan have an exercise price per share equal to the exercise price of a share of Common Stock on the date of the option grant.

Executive Compensation

          The Report of the Company's Personnel and Compensation Committee and the Performance Graph included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the Report and the Graph shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

     Compensation Committee Report.

     The 1998 compensation programs described in this Proxy Statement were established by the Personnel and Compensation Committee of the Company's Board of Directors. The Committee is comprised entirely of non-employee directors.

     The Company's compensation program was designed to create and sustain high performance, to attract and retain the people necessary to grow the business, and to induce employees to act as shareowners of the business and to become personally accountable for their own individual actions and the overall business success. The program was designed to be highly sensitive to performance and reflect both short and long term performance.

     The 1998 compensation program consists of three components: (1) base salary; (2) annual bonus; and (3) long term incentives, e.g., stock options and fringe benefits. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families.

     For 1998, base salaries were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities.
Discretionary bonuses for 1998 were determined, in the subjective judgment of the Compensation Committee, with the intention of rewarding effort, performance and results at levels above and beyond those assumed in establishing base salary rates. Fringe benefit plans, consisting of a pension plan, 401(K) plan, and group insurance coverages, are designed to provide for the health and welfare of the executives and their families and as well as for their long-term financial needs. In addition, all executive officers participate in the Bank's Employee Stock Ownership Plan (the "ESOP"). Each executive officer has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company.

     The Chief Executive Officer's base salary for 1998 was $165,000; and he was not awarded any bonus for 1998.

                              PERSONNEL AND COMPENSATION
                              COMMITTEE OF NORTH CENTRAL
                              BANCSHARES, INC.

                              John M. Peters, Chairman
                              KaRene Egemo, Member
                              Howard A. Hecht, Member

     Compensation Committee Interlocks and Insider Participation. There are no interlocks, as defined under the rules and regulations of the SEC, between the Personnel and Compensation Committee and corporate affiliates of members of the Personnel and Compensation Committee or otherwise.

     Performance Graph.

     Pursuant to the regulations of the SEC, the graph below compares the performance of the Bank with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from August 31, 1994, the date of the Bank's initial public offering, through December 31, 1998. On March 20, 1996, the Bank completed a reorganization from the mutual holding company form of organization to the stock holding company form of organization. In connection with this reorganization, each outstanding share of the Bank's common stock was converted into 1,385,590 shares of the Company's common stock and the Company sold and issued 2,625,467 additional shares of its common stock at a subscription price of $10.00 per share. At that time, the Company replaced the Bank as the issuer listed by The Nasdaq Stock Market. Accordingly, the graph below presents performance of the Bank's stock through March 20, 1996 and the Company's stock through December 31, 1998. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those below.



                              [PERFORMANCE GRAPH]





                                                   Legend
Symbol      CRSP Total Returns Index for:          8/1994    12/1994   12/1995   12/1996   12/1997    12/1998
----------  ----------------------------------     ------    -------   -------   -------   -------    -------
________ .  North Central Bancshares, Inc.          100.0       83.4     117.3     141.0     209.7      181.1
________ .  Nasdaq Stock Market (US Companies)      100.0       98.6     139.5     171.5     210.4      295.8
________ .  Nasdaq Financial Stocks                 100.0       91.6     133.4     171.0     261.3      252.8
            SIC 6000-6799 US & Foreign
Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 08/31/1994.
-------------------------------------------------------------------------------------------------------------


There can be no assurance that stock performance will continue into the future with the same or similar trends depicted in the graph above.

     Summary Compensation Table.

     The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1998, 1997 and 1996. No other officer received total salary and bonus in excess of $100,000 in fiscal 1998.

                           Summary Compensation Table

                                                                         Long Term Compensation
                                                                         ----------------------
                                                   Annual Compensation           Awards
                                                   -------------------   ----------------------
                                                                              Securities
                                                                              Underlying
                                                                               Options/            All Other
Name and Principal                                  Salary      Bonus          SARS              Compensation
   Positions                          Year          ($)(1)       ($)            (#)                 ($)(2)
-----------------                   -------        ---------   -------   ----------------------  ------------
David M. Bradley                      1998          165,000        101          20,000              38,595
Chairman of the Board, President      1997          140,000     10,101              --              46,806
and Chief Executive Officer           1996          117,500     20,101          40,000              35,420

___________________________________________

(1) Amount shown is gross earnings, including amounts contributed by Mr. Bradley on an after-tax basis to the Bank's Thrift Plan.

(2) Includes allocations under the ESOP of 2,173 and 2,355 shares of the Company's Common Stock, 2,460 shares of the common stock of the Bank for 1998, 1997 and 1996 with a total market value of $38,595, $46,806 and $33,364, respectively, as of their respective allocation dates of December 31, 1998, December 31, 1997 and December 31, 1996, based on the closing sales prices for shares of the Company's and/or Bank's common stock on The Nasdaq Stock Market on such dates. On March 20, 1996, the 2,399 shares of the Bank's Common Stock allocated as of such date were exchanged for 2,601 shares of the Company's Common Stock. Also includes $2,056 in matching contributions allocated to Mr. Bradley's account under the Bank's Thrift Plan for the year ended December 31, 1996. No such matching contributions were allocated to Mr. Bradley's account for the years ended December 31, 1998 and 1997.

     Employment Agreements.

     Effective as of March 20, 1996, the Company entered into an employment agreement with Mr. Bradley, and the Bank entered into an amended and restated employment agreement with Mr. Bradley (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Bradley and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

     The Employment Agreements with Mr. Bradley provide for a three-year term. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Bradley's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. The Company Employment Agreement provides for automatic daily extensions such that the term of the Company Employment Agreement shall be a rolling period of three years unless written notice of non-renewal is given by the Company's Board of Directors or Mr. Bradley. Mr. Bradley's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Bradley's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Bradley. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the

Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Bradley's employment for reasons other than for cause, or in the event of Mr. Bradley's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) a relocation of his principal place of employment outside Webster County, Iowa without his consent; (iv) liquidation or dissolution of the Bank or the Company; (v) a change of control; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Bradley or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Bradley's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

     In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

     Payment under the Company Agreement would be made by the Company. In addition, payments to Mr. Bradley under the Bank Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. However, to the extent that payments under the Company Agreement and the Bank Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. The Employment Agreements also provide that Mr. Bradley would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Mr. Bradley would also be indemnified by the Bank and the Company to the fullest extent allowable under federal and Iowa law, respectively.

     Cash and benefits paid to Mr. Bradley under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Employment Agreements will be limited to the lesser of: (i) 2.99 times Mr. Bradley's average total compensation (whether or not taxable) for the period of five taxable years ending immediately prior to his termination of employment, or (ii) after provision for the excise tax, if any, imposed under section 4999 of the Code, the greater of an amount 2.99 times Mr. Bradley's average taxable compensation for the period of five taxable years ending immediately prior to his termination of employment or the maximum amount which may be paid to Mr. Bradley under the Employment Agreements without giving rise to such tax.

     The Employment Agreements also generally provide that for a period of one year following termination for cause, Mr. Bradley agrees not to compete with the Bank or Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office. The Employment Agreements also provide that Mr. Bradley agrees to keep any material document or information obtained from the Bank or Company confidential. In addition, the Employment Agreements provide that for a period of one year following termination, Mr. Bradley agrees not to solicit or offer employment to any officer or employee of the Bank or Company or solicit their respective customers.

     Pension Plan.

     The Bank participates in a multiple-employer noncontributory tax-qualified defined benefit plan (the "Retirement Plan") for eligible employees. As required, the Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the ERISA. The Bank was not required to make any contributions to the Retirement Plan for the year ended December 31, 1998.

     Pension Plan Table.

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank's Retirement Plan based on the Retirement Plan provisions at December 31, 1998. The amounts are expressed in the form of a single life annuity available at various levels of compensation and years of benefit service:

                                         Years of Service and
                                     Benefit Payable at Retirement
                          ----------------------------------------------------
   Highest Average
       Salary               15         20         25          30          35
   ---------------        ------     ------     ------     -------     -------
$100,000                  27,521     36,694     45,868      55,041      64,215

125,000                   35,021     46,694     58,368      70,041      81,715

150,000                   42,521     56,694     70,868      85,041      99,215

175,000(1)                50,021(1)  66,694(1)  83,368(1)  100,041(1)  116,715(1)

________________________________________

(1) Under section 401(a)(17) of the Code, a participant's compensation in excess of $160,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average salary for benefit accruals in plan years beginning in or after 1994.

     These annual benefit amounts are subject to adjustments for Social Security benefits. At December 31, 1998, David M. Bradley had 16 years of credited service under the Retirement Plan and his highest average salary was $125,503. Compensation recognized for purposes of retirement plan benefits consists of salary as reported in the "Salary" column of the Summary Compensation Table.

     Stock Option Plan.

     The Option Plan was approved by the Company's shareholders at a Special Meeting of Shareholders held on September 21, 1996. The Option Plan provides for the grant of Options to certain officers, employees and outside directors of the Company. The Option Plan is not subject to ERISA. The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

The following table summarizes the grants that were made to the Named Executive Officer during 1998.

                     Option/SAR Grants in Fiscal Year 1998

                                                                   Individual Grants
                                                ----------------------------------------------------------
                                                                                                              Potential Realizable
                                                                                                                Value at Assumed
                                                                                                                 Annual Rate of
                                                                  Percent of                                      Stock Price
                                                Number of            Total                                      Appreciation for
                                                Securities       Options/SARs                                     Option Term
                                                Underlying        Granted to                                  --------------------
                                               Options/SARs      Employees in     Exercise or
                                                 Granted          Fiscal Year      Base Price   Expiration        5%        10%
Name                                               (#)                (%)        ($ per Share)     Date          ($)        ($)
----                                           ------------      ------------    -------------  ----------     --------   -------
David M. Bradley                                   20,000            34.2            19.25       1/30/08        242,124   613,591
 Chairman of the Board,
 President and Chief Executive Officer(1)

-------------------------------------------

(1) All Options were granted on January 30, 1998, are non-qualified Options which become exercisable in five equal installments on the first, second, third, fourth and fifth anniversaries of the grant date and generally remain exercisable until the tenth anniversary of the grant date, subject to earlier expiration upon termination of employment. In case of death or disability, all Options granted become immediately exercisable.

     The following table provides information with respect to the number of shares of Common Stock represented by outstanding options held by Mr. Bradley on December 31, 1998 and the value for such options that are "in-the-money" options. The value for "in-the-money" options represents the positive spread between the exercise price of any such option and the year-end price of the Common Stock, which was $16.875 per share.


                     1998 Fiscal Year-End Option/SAR Values

                                                    Number of Securities        Value of Unexercised
                                                   Underlying Unexercised           In-the-Money
                                                   Options/SARs at Fiscal      Options/SARs at Fiscal
                                                          Year-end                    Year-end
                                                             (#)                         ($)
Name (1)                                          Exercisable/Unexercisable   Exercisable/Unexercisable
--------                                          -------------------------   -------------------------
David M. Bradley                                        16,000/44,000               72,000/108,000
 Chairman of the Board, President and
 Chief Executive Officer

------------------------------------------------

(1) Mr. Bradley did not exercise options during the fiscal year ended December 31, 1998.


Transactions With Certain Related Persons

     From time to time the Bank makes loans to its and the Company's officers and directors, which loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company or the Bank, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders of the Company and the Bank were complied with.

            ------------------------------------------------------

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            ------------------------------------------------------

     The Board of Directors has appointed the firm of McGladrey & Pullen, LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the Company's shareholders. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                     THE RATIFICATION OF THE APPOINTMENT OF
                MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS
                                FOR THE COMPANY.



            ------------------------------------------------------

                                 PROPOSAL THREE

     AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT
        THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE
               CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME
         BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT
          THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN
                               THE ANNUAL MEETING

            ------------------------------------------------------

     The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the Meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS OF NORTH CENTRAL BANCSHARES, INC., IN
   ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE
ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT
              LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.

                             ADDITIONAL INFORMATION

Date for Submission of Shareholder Proposals

     Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2000 Annual Meeting of Shareholders must be received by the Company by November 22, 1999, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

Notice of Business to be Conducted at the Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates:
(i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Date For Submission of Shareholder Proposals."

Other Matters Which May Properly Come Before the Annual Meeting

     As of the date of this Proxy Statement, management does not know of any other matters to be brought before the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

                              FINANCIAL STATEMENTS

     A copy of the Annual Report to Shareholders for the year ended December 31, 1998, containing financial statements as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The consolidated financial statements have been audited by McGladrey & Pullen, LLP whose report thereon appears in the Annual Report. The Annual Report serves as the Bank's Annual Disclosure Statement for purposes of the regulations of the Federal Deposit Insurance Corporation. An additional copy of the Annual Report will be promptly furnished without charge to shareholders upon request.

     The Company will file an annual report on Form 10-K for its fiscal year ended December 31, 1998 with the SEC. Shareholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Ms. Jean L. Lake, Secretary, North Central Bancshares, Inc., c/o First Federal Savings Bank of Iowa, 825 Central Avenue, Fort Dodge, Iowa 50501.


            TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
                 MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                        POSTAGE-PAID ENVELOPE PROVIDED.

NORTH CENTRAL BANCSHARES, INC.                                   REVOCABLE PROXY
825 Central Avenue
Fort Dodge, Iowa 50501

  This proxy is solicited on behalf of the Board of Directors of North Central
                                Bancshares, Inc.
      for the Annual Meeting of Shareholders to be held on April 23, 1999

  The undersigned shareholder of North Central Bancshares, Inc. hereby appoints Howard A. Hecht, Melvin R. Schroeder and Robert H. Singer, Jr., or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of North Central Bancshares, Inc. held of record by the undersigned on March 11, 1999, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of nominees listed in Item 1 and FOR the proposals in Items 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the Proxy Statement for the Annual Meeting, the Board of Directors is not aware of any such other business.

    PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------

                                                         I Will Attend the
The Board of Directors of North Central                  Annual Meeting [_]
Bancshares, Inc. unanimously recommends a
vote "FOR all Nominees" in Item 1 and "FOR"              Please Mark Your
the proposals in Items 2 and 3.                          Choice Like This [X]
                                                         in Blue or Black Ink.
--------------------------------------------------------------------------------

1. Election of Directors to a Three Year Term. Nominees: KaRene Egemo and Mark
   M. Thompson

    For all          Withhold for all
   Nominees             Nominees
     [_]                   [_]

   Instruction: To withhold authority for any individual nominee, write that nominee's name in the space provided:___________________________________

--------------------------------------------------------------------------------

2. Ratification of the appointment of McGladrey & Pullen LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

  For     Against   Abstain
  [_]       [_]       [_]

--------------------------------------------------------------------------------

3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

   For     Against   Abstain
   [_]       [_]       [_]

--------------------------------------------------------------------------------

                                         The undersigned hereby acknowledges
                                         receipt of the Notice of Annual
                                         Meeting of Shareholders and the Proxy
                                         Statement for the Annual Meeting.


                                         --------------------------------------


                                         --------------------------------------
                                                      Signature(s)

                                         Dated:_________________________ , 1999
                                         Please sign exactly as your name
                                         appears on this proxy. Joint owners
                                         should each sign personally. If
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please include your full title.
                                         Corporate or partnership proxies
                                         should be signed by an authorized
                                         officer.

                                                   March  22, 1999


To:  All Participants in the First Federal Savings Bank of Iowa
     (formerly known as First Federal Savings Bank of Fort Dodge)
     Employee Stock Ownership Plan (the "ESOP")

Re:  Annual Meeting of Shareholders to be held on April 23, 1999
     -----------------------------------------------------------


          In connection with the Annual Meeting of Shareholders of North Central Bancshares, Inc. (the "Company") to be held on April 23, 1999, enclosed are the following documents:

          1.   Confidential Voting Instruction card;
          2. Proxy Statement dated March 22, 1999, including a Notice of Annual Meeting of Shareholders; and
          3. a postage-paid return envelope addressed to American Securities Transfer, Incorporated ("American Securities Transfer"). American Securities Transfer is the Confidential Voting Instruction tabulator for the ESOP.

          As a participant in the ESOP, you have the right to direct the trustee of the ESOP (the "ESOP Trustee") how to vote the shares of the Company's common stock ("Shares") held by the ESOP trust as of March 11, 1999, the record date for the Annual Meeting ("Record Date"). Your rights will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

Anticipated Proposals.

          Under the terms of the ESOP, each participant has the right to instruct the ESOP Trustee how to vote the Shares allocated to such participant's account under the ESOP as of the Record Date. In general, the ESOP Trustee will be instructed to vote such Shares held by the ESOP trust and awarded to you by casting votes FOR and AGAINST each proposal as specified by you on the Confidential Voting Instruction accompanying this letter. The number of shares allocated to your account under the ESOP is shown on the enclosed Confidential Voting Instruction card.

          The ESOP generally states that if you do not direct the ESOP Trustee how to vote the Shares allocated to your account, such Shares, as well as unallocated Shares held under the

ESOP, will be voted by the ESOP Trustee, to the extent consistent with its fiduciary duties, vote such Shares in a manner calculated to most accurately reflect the instructions received from other participants regarding allocated Shares. The ESOP Trustee's fiduciary duties require it to vote any shares as to which it receives no voting instructions, as well as any unallocated Shares, in a manner determined by it to be prudent and solely in the interest of the participants and beneficiaries. To be considered by the ESOP Trustee in determining how to vote the Shares held by the ESOP trust, your voting instruction must be received by American Securities Transfer not later than April 12, 1999.

Unanticipated Proposals.

          It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction sheets will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                   * * * * *

          Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the ESOP Trustee. You should then seal the card in the enclosed envelope and return it to American Securities Transfer. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction Card must be received by American Securities Transfer no later than April 12, 1999.

          Please note that the voting instructions of individual participants are to be kept confidential by American Securities Transfer, who has been instructed not to disclose them to anyone at First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge) or the Company.

          This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly. If you have questions regarding the terms of the ESOP or the voting procedure, please call Mr. C. Thomas Chalstrom at (515) 576-7531.

                                         Very truly yours,



                                         The ESOP Committee of First Federal
                                         Savings Bank of Iowa (formerly known as
                                         First Federal Savings Bank of Fort
                                         Dodge)
Enclosure

                                                   March 22, 1999



To:  All Participants in the First Federal Savings Bank of Iowa
     (formerly known as First Federal Savings Bank of Fort Dodge)
     Employees' Savings and Profit Sharing Plan and Trust (the "401(k) Plan")

Re:  Annual Meeting of Shareholders to be held on April 23, 1999
     -----------------------------------------------------------


          As you were advised last year, the 401(k) Plan of the First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge, the "Bank") contains an investment alternative to purchase stock of the Bank's parent company, North Central Bancshares, Inc. (the "Company") using funds from your 401(k) Plan account (the "401(k) Plan Stock Fund"). These shares are held by The Bank of New York, as trustee (the "Trustee") for the 401(k) Plan. Interests in shares that you have purchased in the 401(k) Plan Stock Fund are being held by the Trustee for your benefit. The 401(k) Plan allows participants (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

          In connection with the Annual Meeting of Shareholders of the Company to be held on April 23, 1999, enclosed are the following documents:

          1.   Confidential Voting Instruction card;
          2. Proxy Statement dated March 22, 1999, including a Notice of Annual Meeting of Shareholders; and
          3. a postage-paid return envelope addressed to American Securities Transfer, Incorporated ("American Securities Transfer"). American Securities Transfer is the Confidential Voting Instruction tabulator for the 401(k) Plan.

          As a participant in the 401(k) Plan, you have the right to direct the voting of your shares in the 401(k) Plan Stock Fund as of March 11, 1999, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

Anticipated Proposals.

          In general, 401(k) Plan participants have the right to direct how their shares in the 401(k) Plan Stock Fund are to be voted. In general, the Named Fiduciary of the 401(k) Plan ("Named Fiduciary") will direct the Trustee to vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to the value of his or her respective interest in the 401(k) Plan Stock Fund as of March 11, 1999. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the 401(k) Plan to American Securities Transfer by April 12, 1999, your instructions will not be counted.

          If you do not have any shares of Company stock allocated to your 401(k) Plan Stock Fund as of March 11, 1999, there will be no Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

Unanticipated Proposals.

          It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the Named Fiduciary will direct the Trustee how to vote on such matters in the Named Fiduciary's discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee at the Named Fiduciary's discretion.

                             *    *    *    *    *

          Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Named Fiduciary. You should then seal the completed card in the enclosed envelope and return it directly to American Securities Transfer using the postage-paid return envelope provided. The Confidential Voting Instruction card must be received by American Securities Transfer no later than April 12, 1999.

          Please note that the voting instructions of individual participants are to be kept confidential by American Securities Transfer and the Trustee, who have been instructed not to disclose them to anyone at the Bank or the Company.

          This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly. If you have questions regarding the terms of the 401(k) Plan or the voting procedure, please call Mr. C. Thomas Chalstrom at (515) 576-7531.

                                      Very truly yours,



                                      The Personnel and Compensation Committee of First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge)


Enclosure

                         NORTH CENTRAL BANCSHARES, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE
                       OF NORTH CENTRAL BANCSHARES, INC.
                   FOR THE FIRST FEDERAL SAVINGS BANK OF IOWA
          (FORMERLY KNOWN AS FIRST FEDERAL SAVINGS BANK OF FORT DODGE)
                         EMPLOYEE STOCK OWNERSHIP PLAN


     The undersigned participant, former participant or beneficiary of a deceased former participant in the First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge) Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions specified to the trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of North Central Bancshares, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of March 11, 1999 at the 1999 Annual Meeting of Shareholders of North Central Bancshares, Inc. to be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 22, 1999, the Trustee will vote the common stock of North Central Bancshares, Inc. held by the ESOP trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the ESOP Committee dated March 22, 1999.

     RETURN THIS SHEET TO AMERICAN SECURITIES TRANSFER ON OR BEFORE APRIL 12, 1999.

     (Continued on the reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

     The Board of Directors of North Central Bancshares, Inc. recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposals No. 2 and No. 3. If this Confidential Voting Instruction is signed but no direction is given, this voting instruction sheet will be deemed to instruct votes "FOR" all nominees in Proposal No. 1, and "FOR" Proposals No. 2 and No. 3. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of North Central Bancshares, Inc.

                                                                        Please mark your votes like this
                                                                                     [X]
-----------------------------------------------------------------------------------------------------------------------------------
1.  Election of two Directors for terms of three years each.            FOR all nominees                WITHHOLD as to all nominees
    Nominees: KaRene Egemo and Mark M. Thompson                  (except as otherwise indicated)
                                                                              [_]                                 [_]
To withhold authority to vote FOR any individual nominee,
write that nominee's name in the space provided:

---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                AGAINST                ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------------
2.  Ratification of the appointment of McGladrey & Pullen,                  [_]                  [_]                    [_]
    LLP as independent auditors of North Central Bancshares,
    Inc. for the fiscal year ending December 31, 1999.
-----------------------------------------------------------------------------------------------------------------------------------
3.  Authorization of the Board of Directors, in its discretion,             [_]                  [_]                    [_]
    to direct the vote of proxies upon such other business as
    may come before the Annual Meeting or any adjournment or
    postponement thereof or to cause such matters to be voted
    upon in the discretion of the individuals named in any
    proxies executed by the Trustee.
-----------------------------------------------------------------------------------------------------------------------------------

     All proposals listed above in this Confidential Voting Instruction were proposed by North Central Bancshares, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of North Central Bancshares, Inc., a Proxy Statement dated March 22, 1999 for the Annual Meeting and a 1998 Annual Report to Shareholders.

     Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instruction must be received no later than April 12, 1999.


                                          Date
                                          --------------------------------------


                                          Signature
                                          --------------------------------------
                                          Signature of participant, former
                                          participant or designated beneficiary
                                          of deceased former participant. Please
                                          sign name exactly as it appears
                                          herein. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give your full title
                                          as such.

                         NORTH CENTRAL BANCSHARES, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

             SOLICITED BY THE PERSONNEL AND COMPENSATION COMMITTEE
                       OF NORTH CENTRAL BANCSHARES, INC.
                   FOR THE FIRST FEDERAL SAVINGS BANK OF IOWA
          (FORMERLY KNOWN AS FIRST FEDERAL SAVINGS BANK OF FORT DODGE)
              EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN AND TRUST


     The undersigned participant, former participant or beneficiary of a deceased former participant in the First Federal Savings Bank of Iowa (formerly known as First Federal Savings Bank of Fort Dodge) Employees' Savings and Profit Sharing Plan and Trust (the "401(k) Plan") hereby provides the voting instructions specified to the Named Fiduciary of the 401(k) Plan (the "Named Fiduciary"), which instructions shall be taken into account by the Named Fiduciary in directing the Trustee of the Plan ("Trustee") in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of North Central Bancshares, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of March 11, 1999 at the 1999 Annual Meeting of Shareholders of North Central Bancshares, Inc. to be held on April 23, 1999 at 10:00 a.m., Central Time, at the Country Inn, located at 3259 5th Avenue South, Fort Dodge, Iowa, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 22, 1999, the Trustee will vote the common stock of North Central Bancshares, Inc. held by the 401(k) Plan trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Personnel and Compensation Committee dated March 22, 1999.

     RETURN THIS SHEET TO AMERICAN SECURITIES TRANSFER ON OR BEFORE APRIL 12, 1999.

     (Continued on the reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

     The Board of Directors of North Central Bancshares, Inc. recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposals No. 2 and No. 3. If this Confidential Voting Instruction is signed but no direction is given, this voting instruction sheet will be deemed to instruct votes "FOR" all nominees in Proposal No. 1, and "FOR" Proposals No. 2 and No. 3. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of North Central Bancshares, Inc.

                                                                        Please mark your votes like this
                                                                                     [X]
-----------------------------------------------------------------------------------------------------------------------------------
1.  Election of two Directors for terms of three years each.            FOR all nominees                WITHHOLD as to all nominees
    Nominees: KaRene Egemo and Mark M. Thompson                  (except as otherwise indicated)
                                                                              [_]                                 [_]
To withhold authority to vote FOR any individual nominee,
write that nominee's name in the space provided:

---------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR                AGAINST                ABSTAIN
-----------------------------------------------------------------------------------------------------------------------------------
2.  Ratification of the appointment of McGladrey & Pullen,                  [_]                  [_]                    [_]
    LLP as independent auditors of North Central Bancshares,
    Inc. for the fiscal year ending December 31, 1999.
-----------------------------------------------------------------------------------------------------------------------------------
3.  Authorization of the Board of Directors, in its discretion,             [_]                  [_]                    [_]
    to direct the vote of proxies upon such other business as
    may come before the Annual Meeting or any adjournment or
    postponement thereof or to cause such matters to be voted
    upon in the discretion of the individuals named in any
    proxies executed by the Trustee.
-----------------------------------------------------------------------------------------------------------------------------------

     All proposals listed above in this Confidential Voting Instruction were proposed by North Central Bancshares, Inc.

     The undersigned hereby instructs the Named Fiduciary to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Shareholders of North Central Bancshares, Inc., a Proxy Statement dated March 22, 1999 for the Annual Meeting and a 1998 Annual Report to Shareholders.

     Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instruction must be received no later than April 12, 1999.


                                          Date
                                          --------------------------------------


                                          Signature
                                          --------------------------------------
                                          Signature of participant, former
                                          participant or designated beneficiary
                                          of deceased former participant. Please
                                          sign name exactly as it appears
                                          herein. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give your full title
                                          as such.